                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO. __________)

Filed by the registrant   /x/

Filed by a party other than the registrant   / /

Check the appropriate box:

/ / Preliminary proxy statement      / / Confidential, for Use of the Commission Only
/X/ Definitive proxy statement       (as permitted by Rule 14a-6(e)(2))
/ / Definitive additional materials
/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         UNIONFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         UNIONFED FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transactions applies:

--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
    (5) Total fee paid:

--------------------------------------------------------------------------------
/X/ Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------
    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
    (3) Filing party:

--------------------------------------------------------------------------------
    (4) Date filed:

--------------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                 UNIONFED FINANCIAL CORPORATION
               1055 West Seventh Street, Suite 100
                 Los Angeles, California  90017




                                                 October 19, 1995




Dear Fellow Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of UnionFed Financial Corporation ("UnionFed"), which will be held at the Company's Headquarters Office, 1055 West Seventh Street, Suite 100, Los Angeles, California 90017 at 3:30 p.m., California time, on November 15, 1995.


          As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, stockholders will be asked to vote on the election of two of the directors for UnionFed and to approve an amendment to the Company's Certificate of Incorporation to reduce the required number of directors.


          I urge you to vote your proxy as soon as possible. Your vote is very important, regardless of the number of shares you own. Please mark, sign and date each proxy card you receive and return it in the postage-paid envelope provided, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

          Please vote today.


                                        Sincerely,


                                        /s/  David S. Engelman


                                        David S. Engelman
                                        Chairman of the Board,
                                        President and Chief Executive Officer



--------------------------------------------------------------------------------

          If your UnionFed shares are held in the name of a brokerage firm or nominee, only they can execute a proxy on your behalf. To ensure that your shares are voted, please telephone the individual responsible for your account today and obtain instructions on how to direct him or her to execute a proxy.

          If you have any questions concerning this Proxy Statement or the accompanying proxy or if you need any help in voting your stock, please telephone D.F. King & Co., Inc., collect, at (212) 269-5550 today.

--------------------------------------------------------------------------------

                         UNIONFED FINANCIAL CORPORATION
                       1055 West Seventh Street, Suite 100
                         Los Angeles, California  90017
                                 (213) 688-8417

                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 15, 1995

                                  -------------

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of UnionFed Financial Corporation ("UnionFed"), will be held at the Company's Headquarters Office, 1055 West Seventh Street, Suite 100, Los Angeles, California 90017 on November 15, 1995, at 3:30 p.m., California time, for the following purposes:

               1.   To elect two directors for terms of three years each.

               2. To consider a proposal to amend the Certificate of Incorporation to reduce the required number of directors of the Company.

               3. To transact such other business as may properly come before the Annual Meeting or any adjournment and postponement thereof and may properly be voted upon.

          The Board of Directors has selected October 4, 1995, as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                             By Order of the Board of Directors


                                             /s/  Ronald M. Griffith


                                             Ronald M. Griffith
                                             Corporate Secretary




Los Angeles, California
October 19, 1995

                         UNIONFED FINANCIAL CORPORATION
                       1055 West Seventh Street, Suite 100
                         Los Angeles, California  90017
                                 (213) 688-8417

                    -----------------------------------------


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS


                    -----------------------------------------


              INFORMATION RELATING TO VOTING AT THE ANNUAL MEETING


          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UnionFed Financial Corporation, a Delaware corporation ("UnionFed" or the "Company"), for use at the Annual Meeting of Stockholders to be held on November 15, 1995 (the "Annual Meeting"), and at any meetings held upon adjournment and postponement thereof. The mailing date of this Proxy Statement and the accompanying form of proxy will be on or about October 19, 1995.


          The Board of Directors of UnionFed has selected October 4, 1995 as the record date for the Annual Meeting. Only those stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. UnionFed had a total of 27,201,993 shares of common stock, par value $.01 per share ("Common Stock"), outstanding at that date. Stockholders will be entitled to one vote for each share of Common Stock held by them of record at the close of business on the record date on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting. The holders of a majority of the shares of Common Stock outstanding on the record date and entitled to be voted at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof. In all matters other than the election of directors, the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

          All valid proxies received in response to this solicitation will be voted in accordance with the instructions indicated thereon by the stockholders giving such proxies. If no contrary instructions are given, proxies received will be voted in favor of the election of the two director nominees named in this Proxy Statement and in favor of the proposed amendment to the Certificate of Incorporation. The Board of Directors does not know of any other business to be presented for action at the Annual Meeting. If any other business is properly presented at the Annual Meeting and may properly be voted upon, the proxies solicited hereby will be voted on such matters in accordance with the discretion of the proxy holders named in such proxies. A stockholder may revoke his or her proxy at any time before it is voted at the Annual Meeting by giving written notice of such revocation to the Corporate Secretary of UnionFed (which notice may be given by the filing of a duly executed proxy bearing a later date) or by attending the Annual Meeting and voting in person.

           The costs of this proxy solicitation will be paid by UnionFed. UnionFed has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of $ 3,500 and reimbursement of certain expenses. To the extent necessary, proxies may also be solicited by personnel of UnionFed or Union Federal Bank, a federal savings bank (the "Bank"), in person, by telephone, or through other forms of communication. UnionFed and the Bank personnel who participate in this solicitation will not receive any additional compensation for such solicitation. UnionFed will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse such record holders for their reasonable expenses incurred in doing so.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

          The information set forth below is based upon filings known by UnionFed to have been made with the Securities and Exchange Commission. Except as set forth below, as of September 15, 1995, no person was known to UnionFed to have owned beneficially more than 5% of the outstanding shares of Common Stock. The number of shares beneficially owned is deemed to include shares of Common Stock in which the persons named have or share either investment or voting power. On September 15, 1995, there were 27,201,993 shares of Common Stock outstanding.




Name and Address of                      Number of Shares     Percentage
Beneficial Owner (1)                    Beneficially Owned    of Class(2)
---------------------                   ------------------   -------------
Morgan Stanley Asset Management, Ltd.       2,521,319            9.27%
25 Cabot Square
Canary Wharf, London  E14 4QA

Smith Barney Shearson Holdings, Inc.        1,600,001(3)         5.88%
1345 Avenue of the Americas
New York, New York  10105

First Pacific Advisors, Inc.                1,372,900            5.05%
11400 West Olympic Boulevard
Suite 1200
Los Angeles, California 90064


----------------------------------

 (1) Each of the beneficial owners listed in the table is a registered investment advisor under the Investment Advisors Act of 1940, as amended.

 (2) To the best knowledge of UnionFed, none of the accounts for which such entity provides investment advisory services individually holds 5% or more of the outstanding shares of Common Stock of UnionFed.

 (3) Includes warrants to purchase shares issued as part of UnionFed's recapitalization which entitle the holders to purchase Common Stock at $2.33 per share during the five years after the September 28, 1993 issue date.


                        SECURITY OWNERSHIP OF MANAGEMENT

          The following table sets forth, as of September 15, 1995, information concerning the beneficial ownership of shares of Common Stock by each director or director nominee of UnionFed, by each of the executive officers named in the Summary Compensation Table set forth herein and by all directors, director nominees and executive officers of UnionFed as a group. Unless otherwise indicated, each person listed below has sole investment and voting power with respect to the shares indicated, subject to applicable community property laws.

                                                                       Number of Shares                Percentage
   Name of Beneficial Owner                                            Beneficially Owned              of Class
   -----------------------                                            ------------------              -----------
   Donald L. Criswell. . . . . . . . . . . . . . . . . . . . . . . . . . . 1,140                          *
   William T. Donovan. . . . . . . . . . . . . . . . . . . . . . . . . .  85,715(1)                       *
   David S. Engelman . . . . . . . . . . . . . . . . . . . . . . . . . . 126,800                          *
   Thomas P. Kemp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .11,453                          *
   David J. Primuth. . . . . . . . . . . . . . . . . . . . . . . . . . . .60,000                          *
   Dale A. Welke . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3,007                          *
   John R. Wise  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11,428(2)                       *
   Ralph E. Lautmann . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 0                          *
   Ronald M. Griffith. . . . . . . . . . . . . . . . . . . . . . . . . . .25,595                          *
   Stephen J. Austin . . . . . . . . . . . . . . . . . . . . . . . . . . .34,285                          *
   All directors and executive officers as a group (11 persons). . . . . 359,563(1)                        1.32%

-----------------------------

   * Less than 1% of outstanding Common Stock at September 15, 1995.

(1) Includes warrants issued as part of UnionFed's recapitalization to purchase 28,572 shares of Common Stock at $2.33 per share during the five years after the September 28, 1993 issue date.

(2) All such shares are held indirectly by Mr. Wise. The shares are in the name of Oakmont Mortgage Company, of which Mr. Wise is the Chairman of the Board, Chief Executive Officer and 41% shareholder.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

          UnionFed's Certificate of Incorporation and Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The members of each class are elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors being elected each year. The current number of directors authorized by the Board of Directors is seven, the minmum number permitted by UnionFed's Certificate of Incorporation. At the Annual Meeting, a proposal will be submitted to the stockholders to reduce the authorized minimum to five members to reduce costs to the Company. Two directors are to be elected at the Annual Meeting for three-year terms expiring in 1998. The Board of Directors' nominees are Thomas P. Kemp and David J. Primuth. The current board size is seven directors following the resignation of director J. David Kall and the retirement of director William S. Martin, Jr. after reaching the mandatory retirement age for directors, both as of June 30, 1995. Pursuant to the Certificate of Incorporation and the Bylaws, stockholders may not cumulate votes in the election of directors.

          The nominees for election as directors at the Annual Meeting set forth in the table below are all incumbent directors. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any directors is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that any of the nominees for director should before the Annual Meeting become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted by the proxy holders for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxies. To the best of the Company's knowledge, all the nominees will be available to serve.

          The following table sets forth certain information concerning (i) the two nominees standing for election to the Board of Directors at the Annual Meeting and (ii) all other directors whose terms as directors will continue after the Annual Meeting.



                                                                                      YEAR IN
                                 POSITION(S) CURRENTLY                     DIRECT    WHICH TERM
NAME                      AGE    HELD WITH UNIONFED                        SINCE     WILL EXPIRE
-----                     ---    ----------------------                    ------    -----------
NOMINEES FOR ELECTION

Thomas P. Kemp             65    Director                                   1991        1998
David J. Primuth           57    Director                                   1993        1998

CONTINUING DIRECTORS

David S. Engelman          58    Director, Chairman of the Board            1991        1996
                                 President and Chief Executive Officer
Dale A. Welke              57    Director                                   1990        1996
John R. Wise               55    Director                                   1991        1996
Donald L. Criswell         61    Director                                   1983(1)     1997
William T. Donovan         43    Director                                   1993        1997



-----------------------------

(1) The date given is the date such director became a director of the Bank. UnionFed was organized on September 18, 1986 and became the holding company for the Bank effective June 25, 1987.


        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS ELECTION OF EACH OF THE ABOVE NOMINEES.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

          Donald L. Criswell is a certified public accountant and an independent accounting consultant. Prior thereto, from 1974 through 1982, Mr. Criswell was a partner in the accounting firm of Grant Thornton, UnionFed's independent auditors prior to the selection of KPMG Peat Marwick. Mr. Criswell became a director of UnionFed upon its formation in 1986 and has served as a director of the Bank since 1983. He is a member of the Executive Committee of UnionFed.

          William T. Donovan is Executive Vice President and Chief Financial Officer of Christiana Companies, Inc., an investment holding company, which he joined in April 1990 as a Vice President. He also serves as a member of Christiana's board of directors. Mr. Donovan is also a member of the board of directors of Prideco, Inc. Effective February 1980, Mr. Donovan became a partner of Lubar & Co., a private investment and venture capital firm. Mr. Donovan joined the Board in October 1993 and is a member of the Audit Committee.

          Thomas P. Kemp is Co-Chairman of the United States Committee to Assist Russian Reform. He is the retired Chief Executive Officer of the Coca-Cola Bottling Company of Los Angeles. From 1989 to 1990 he served as a director of Financial Corporation of Santa Barbara and its subsidiary, Santa Barbara Savings and Loan Association. From 1984 to 1988 he served as a director of Financial Corporation of America and its subsidiary,

American Savings and Loan Association. Mr. Kemp is presently a director of Pimco Commercial Mortgage Security Trust, Inc. and a trustee for mutual funds advised by Pacific Investment Management Corp. He joined the UnionFed Board in 1991.



          David J. Primuth is President of P.D.J. Corp., a privately held investment company. He was Chairman of the Board of JWP Pacific International, Inc. from 1991 to 1994 and also served as the Chairman of the Board and Chief Executive Officer of JWP West from 1987 to 1991. JWP Pacific International, Inc. is an electrical/mechanical contracting company listed on the New York Stock Exchange. Mr. Primuth was appointed as a director of UnionFed effective October 1, 1993 to fill a Board seat vacancy and is a member of the Audit Committee.


          David S. Engelman became the Chairman of the Board, President and Chief Executive Officer of UnionFed and the Bank in April 1991. He also serves as the Chair of UnionFed's Executive Committee. From October 1989 to March 1991, Mr. Engelman was a consultant to Portland General Corporation, a diversified holding company, which includes ownership of Portland General Electric Co., and from April 1988 to May 1989 he served as a consultant to Weyerhaeuser Financial Services, Inc. In addition, Mr. Engelman was formerly a director and Chair of the Executive Committee of Commercial Federal Bank in Omaha, Nebraska. Mr. Engelman is presently a director of MGIC Investment Corporation and Mortgage Guaranty Insurance Corporation.


          Dale A. Welke has been a partner in the law firm of Adams, Duque, and Hazeltine since July 1970 and was a member of their Executive Committee and Compensation Committee until February 1994. Mr. Welke became a director of UnionFed and the Bank in 1990 and is a member of UnionFed's Executive Committee.


          John R. Wise has served as a director of UnionFed and the Bank since 1991. He has been the Chairman of the Board and Chief Executive Officer of Oakmont Mortgage Company since 1989. Prior thereto, he was the President and Chief Executive Officer of Weyerhauser Mortgage Company for over 10 years. Mr. Wise is the Chair of UnionFed's Audit Committee.

INFORMATION REGARDING THE BOARD OF DIRECTORS

          COMMITTEES AND MEETINGS

          During the fiscal year ended June 30, 1995, there were six meetings of the Board of Directors. While a director, each of the current board members attended at least 75% of the aggregate of (i) the meetings of the Board and (ii) the meetings of the committees of the Board on which such directors served.

          The Executive Committee of the Board of Directors, which met four times in fiscal 1995, implements the operating policy of UnionFed and is authorized to exercise the powers of the Board of Directors between regular meetings. Messrs. Engelman (Chair), Criswell and Welke are the current members of the Executive Committee.

          The Audit Committee of the Board of Directors, which met five times in fiscal 1995, recommends to the Board of Directors its choice of independent auditors to perform audit and nonaudit services, reviews the scope and results of such services, reviews the systems of internal control and audit with management and UnionFed's independent auditors and monitors adherence in accounting and financial reporting to generally accepted accounting principles. Messrs. Wise (Chair), Donovan and Primuth are the current members of the Audit Committee.

          The Executive Compensation and Stock Option Committee (the "Compensation Committee") of the Board of Directors met three times in fiscal 1995 and was responsible for making all executive compensation determinations in fiscal 1995. Effective July 1, 1995, these functions will be handled directly by the full Board of Directors.

          The Board of Directors selects nominees for election as directors. UnionFed does not have a standing nominating committee. To be eligible for appointment, election or re-election to the Board, a prospective Board member (including incumbent directors) must not have reached his or her 68th birthday. In accordance with

UnionFed's Bylaws, stockholder nominations for election of directors may be voted on at an annual meeting only if such nominations are made pursuant to a written notice delivered to, or mailed and received at, the principal executive offices of UnionFed not less than 60 days nor more than 90 days prior to the scheduled date for the meeting, regardless of any postponements or adjournments of the meeting to a later date. Such notice must contain certain information specified in UnionFed's Bylaws, and the Bylaws establish a procedure for curing notices timely made but which do not meet the applicable informational requirements.

          DIRECTOR COMPENSATION

          Fees paid to the Company's directors were reduced effective June 30, 1995. Directors (including employees of UnionFed) currently receive a quarterly retainer of $500. No additional fees are paid for committee meetings. All directors of UnionFed also serve on the Board of Directors of the Bank, for which they receive no additional compensation. No stock option awards have been granted to Board members and it is not presently contemplated that such awards will be made under the UnionFed 1992 Stock Option Plan.

          REPORT OF THE COMPENSATION COMMITTEE ON COMPENSATION MATTERS

          During fiscal 1995, the Compensation Committee of the Board of Directors was responsible for the administration and further development of UnionFed's executive compensation policies and programs and for making recommendations to the Board of Directors with respect to these policies and programs. The Compensation Committee was composed solely of three outside, non-employee directors. The Compensation Committee reviewed the compensation paid to the Chief Executive Officer and to each of the other senior executive officers of UnionFed.

COMPENSATION PHILOSOPHY

          In light of the financial condition of UnionFed in fiscal 1995, the Compensation Committee sought to minimize cash compensation expenses. During fiscal 1995, the Compensation Committee continued UnionFed's executive pay freeze at the request of UnionFed management, which resulted in no increases in 1995 salaries over 1994 levels. In light of the sale of 13 branches to Glendale Federal Bank in June 1995, the Compensation Committee has reduced the cash compensation payable to UnionFed management consistent with their remaining responsibilities. No option grants were made during fiscal 1995.

CHIEF EXECUTIVE OFFICER COMPENSATION

          Compensation of UnionFed's Chief Executive Officer, David S. Engelman, during fiscal 1995 was principally determined by the provisions of his April 1, 1991 employment agreement, as amended on December 1, 1993. This agreement entitled Mr. Engelman to a base compensation of $300,000 annually, plus a guaranteed bonus of at least 30% of his base compensation during each calendar year and to other benefits through the June 30, 1997 term of his employment agreement. Mr. Engelman has not taken any significant portion of his guaranteed bonus during any fiscal year that he has been employed by UnionFed. Under his agreement, Mr. Engelman was entitled to a severance payment upon the completion of the sale of branches to Glendale Federal Bank generally equal to the balance of compensation and benefits through June 30, 1997, plus a lump sum settlement of his Supplemental Retirement Plan benefits assuming he was employed through June 30, 1997.

          In order to reduce this liability and future liabilities of UnionFed and the Bank, the Compensation Committee of the Board in June 1995 negotiated an amendment to Mr. Engelman's employment contract. Under the amendment, which was approved by the Office of Thrift Supervision, Mr. Engelman's employment agreement was amended to be terminable upon 60 days' notice and his compensation was reduced to $150,000 per year, plus certain fringe benefits which generally were reduced to one-half of the pre-amendment levels. In consideration for these changes and the termination of any future retirement obligations, Mr. Engelman was paid $350,000 (rather than the two years' salary and benefits to which he was entitled under the agreement upon completion of the

Glendale Federal Bank transaction) and received a $900,000 lump sum distribution of Supplemental Retirement Plan assets that previously had been placed in trust to fund future retirement obligations to Mr. Engelman.

CONCLUSION

          The Compensation Committee believes that the compensation programs established for UnionFed and the Bank's senior executives reflected appropriate levels for fiscal 1995 and provide a basis for moving forward with the reduced size of UnionFed and the Bank in fiscal 1996.

                         1995 COMPENSATION COMMITTEE

                         Donald L. Criswell
                         Thomas P. Kemp
                         Dale A. Welke

          The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that UnionFed specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

          The executive compensation disclosure in the following section of this Proxy Statement reflects compensation for the named executives.

SUMMARY COMPENSATION TABLE

          The following table sets forth the compensation paid to UnionFed's Chief Executive Officer and the other executive officers whose base compensation and bonus exceeded $100,000 in fiscal 1995, for services rendered in all capacities to UnionFed and its subsidiaries.



                                                                                               Long-Term
                                                          Annual Compensation                Compensation
                                              --------------------------------------    --------------------
                                                                                                Awards
                                                                                                ------
                                                                        Other Annual
                                              Salary ($)   Bonus ($)  Compensation ($)   Securities Underlying        All Other
Name and Principal Position           Year    ----------   ---------    ------------      Options/SARs(#)(1)    Compensation ($)(2)
---------------------------           ----                                               ---------------------   -------------------
David S. Engelman,                    1995     300,000            0        7,811 (3)               0                   61,991(3)
  Chairman of the Board and           1994     300,000       50,000               0                0                   42,243
  Chief Executive Officer             1993     300,000            0               0                0                   26,757

Ralph E. Lautmann,                    1995     148,292            0               0                0                   39,047(4)
   Senior Vice President, Special     1994     151,200       36,708               0                0                    5,501
   Assets Division(4)                 1993     166,002       39,328               0                0                    6,674

Ronald M. Griffith,                   1995     125,000            0               0                0                  164,053(5)
   Senior Vice President, General     1994     125,000       22,500               0                0                    5,702
   Counsel and Corporate Secretary    1993     125,000            0               0                0                    5,020

Stephen J. Austin,                    1995     115,008            0               0                0                  137,754(6)
   Senior Vice President,             1994     115,008       17,500               0                0                    4,544
   Chief Financial Officer            1993     115,008            0               0                0                    4,382
   and Treasurer(6)


                                        7


--------------------


(1) As of June 30, 1995 all outstanding stock options held by all officers of the Company, including those held by the named executives, were canceled with the consent of the executives and therefore do not appear in the table for 1995 and prior fiscal years. UnionFed does not grant stock appreciation rights.

(2) The amounts disclosed in the "All Other Compensation" column for fiscal 1995 include:

          (a) contributions to UnionFed's Retirement Savings Plan, a 401(k) plan, on behalf of each of Mr. Engelman ($5,962), Mr. Lautmann ($7,431), Mr. Griffith ($5,787) and Mr. Austin ($7,768);

          (b) premiums paid by UnionFed for term life insurance on behalf of each of Mr. Engelman ($1,404), Mr. Lautmann ($707), Mr. Griffith ($585) and Mr. Austin ($538);

          (c) $20,400 which represents fees paid to Mr. Engelman for his service on the Boards of Directors of UnionFed and the Bank and various Board committees;

          (d) accrued vacation paid out in fiscal 1995 to Mr. Engelman ($18,475), Mr. Lautmann ($11,524), Mr. Griffith ($21,025) and
               Mr. Austin ($9,180); and

          (e) premiums paid for whole life insurance on a split dollar premium payment arrangement on behalf of Mr. Engelman of $15,750.

(3) Amounts in "Other Annual Compensation" column represents amounts reimbursed to Mr. Engelman by the Company for federal and state income tax liabilities attributable to (i) premium payments made for whole life insurance on a split dollar premium payment arrangement, and (ii) imputed income from benefits under the Supplemental Retirement Plan. Amounts in "All Other Compensation" column do not include payments relating to the June 1995 amendment of Mr. Engelman's employment agreement and termination of his future retirement obligations. See "Report of the Compensation Committee on Compensation Matters."

(4) Amounts in "All Other Compensation" column includes a severance payment of $19,385 paid to Mr. Lautmann relating to the sale of branches to Glendale Federal Bank. Glendale Federal reimbursed the Company for such payment. Mr. Lautmann ceased to be an employee of the Company on June 23, 1995.

(5) Includes a payment of $136,656 paid to Mr. Griffith by the Company on June 23, 1995 relating to the sale of branches to Glendale Federal Bank. Glendale Federal reimbursed the Company for such payment.

(6) Amounts in "All Other Compensation" column includes a severance payment of $120,268 paid to Mr. Austin on June 23, 1995 relating to the sale of branches to Glendale Federal Bank. Glendale Federal reimbursed the Company for such payment. Mr. Austin ceased to be an employee of the Company on June 30, 1995.


EMPLOYMENT AGREEMENT

          David S. Engelman is employed as the Chief Executive Officer and President of UnionFed and the Bank pursuant to an Employment Agreement dated as of April 1, 1991 and amended in December 1993 and June 1995. Under the agreement as revised in June 1995, Mr. Engelman's employment is terminable upon 60 days' notice and his compensation was reduced to $150,000 per year, plus certain fringe benefits which generally were reduced to one-half of the pre-amendment levels. See "Report of Compensation Committee on Compensation Matters."

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 1995, the Compensation Committee of the Board of Directors was responsible for UnionFed's executive compensation policies and programs and for making recommendations to the Board of Directors with respect to these policies and programs. The following non-employee directors served on the Compensation Committee of UnionFed's Board of Directors during fiscal 1995: Donald L. Criswell (Chair), Thomas P. Kemp and Dale A. Welke. These functions will be performed by the full Board of Directors in fiscal 1996.

                             STOCK PERFORMANCE GRAPH

          The following graph compares the cumulative total stockholder return of UnionFed's Common Stock with the cumulative total return of the Russell 2000 Index and the Russell S&L Peer Group for the five years ended June 30, 1995. The graph assumes that $100 was invested on June 30, 1990 in UnionFed's Common Stock and each index and that all dividends were reinvested. No cash dividends have been declared on UnionFed's Common Stock since fiscal 1991. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.


            COMPARISON OF FIVE YEAR CUMULATIVE RETURN AMONG UNIONFED FINANCIAL CORPORATION, RUSSELL 2000, AND RUSSELL S&L PEER GROUP


[GRAPH]


--------------------------------------------------------------------------------
                   1990      1991       1992       1993       1994       1995
--------------------------------------------------------------------------------
UFF              $100.00    $15.26     $13.99      $3.50      $0.89      $0.05
Russell 2000      100.00   $101.23    $115.95    $146.05    $152.48    $183.09
Peer Group        100.00    $94.46    $114.34    $132.46    $145.00    $173.58
--------------------------------------------------------------------------------


                                 PROPOSAL NO. 2

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                    TO DECREASE REQUIRED NUMBER OF DIRECTORS

          In light of the current size of the Company, the Board of Directors of the Company believes that it is in the Company's best interest to reduce the required number of directors from seven to five. Accordingly, the Board is seeking stockholder approval to amend the Company's Certificate of Incorporation to provide for a Board size in the range of five to nine directors, with the exact number established by Board resolution. The current range provided for in the Company's Certificate of Incorporation is seven to fifteen. Approval of the amendment would permit the Board of Directors in the future to reduce the Board size down to a minimum of five, avoiding the necessity to replace directors and permitting some reduction in cost. Current federal regulations also permit the Bank board size to be reduced to five members.

VOTE REQUIRED

          Approval of the amendment to the Certificate of Incorporation requires the favorable vote of the holders of at least a majority of the outstanding shares of Common Stock.

BOARD RECOMMENDATION

          THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION AND RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR THE AMENDMENT.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

           Under the securities laws of the United States, the directors and executive officers of UnionFed and persons who own more than ten percent of UnionFed's Common Stock are required to report their initial ownership of UnionFed's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established, and UnionFed is required to disclose in this proxy statement any late filings during fiscal year 1995. To UnionFed's knowledge, based solely on its review of the copies of such reports required to be furnished to UnionFed during the fiscal year ended June 30, 1995, all of these reports were timely filed except for one such report which was scheduled to be filed in June 1995 but was instead filed in July 1995 due to clerical error.

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

          In June 1995, the Compensation Committee of the Board of Directors negotiated an amendment to the employment agreement of David S. Engelman, Chief Executive Officer and President of UnionFed and the Bank to reduce the current and future liabilities of the Bank to Mr. Engelman. See "Report of Compensation Committee on Compensation Matters" and "Employment Agreement" for information on this amendment.

                              STOCKHOLDER PROPOSALS

          Any stockholder wishing to have a proposal considered for inclusion in UnionFed's 1996 proxy solicitation materials must give notice of such proposal in writing to the Corporate Secretary of UnionFed on or before June 23, 1996. The notice must comply with Section 13 of Article II of UnionFed's Bylaws (a copy of which is available upon request to the Corporate Secretary of UnionFed), which section requires that the notice contain a brief description of such proposal, the name and address of the stockholders making or supporting such proposal, the number of UnionFed shares owned by such stockholders, any financial or other interest of such stockholders in such proposal, and certain other information specified in such section. The Board of Directors of

UnionFed will review any stockholder proposals which are filed and will determine whether such proposals qualify for inclusion in UnionFed's 1996 proxy solicitation materials.

          Stockholders who do not present proposals for inclusion in the Proxy Statement but who still intend to submit a proposal at the 1996 Annual Meeting must, in accordance with UnionFed's Bylaws, provide timely written notice of the matter to the Corporate Secretary of UnionFed. To be timely, a stockholder's written notice must be delivered to or mailed and received at the principal executive offices of UnionFed not less than 60 days prior to the scheduled date of the 1996 Annual Meeting. Any notice to the Corporate Secretary must comply with the requirements of Section 13 of Article II of UnionFed's Bylaws described above.

                              INDEPENDENT AUDITORS

          KPMG Peat Marwick LLP has served as UnionFed's independent auditors since fiscal 1990 and is anticipated to serve in this capacity for fiscal 1996. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting, at which time he or she will be given an opportunity to make a statement, if desired, and to respond to appropriate stockholder questions.

                                  OTHER MATTERS

          The Board of Directors of UnionFed does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matters come before the Annual Meeting or any adjournments and postponements thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgments.

                                  ANNUAL REPORT

          UnionFed's Annual Report to Stockholders for the fiscal year ended June 30, 1995, including audited financial statements, is being mailed to stockholders along with these proxy materials. In an effort to reduce the expense associated with the preparation of a separate annual report, this year's Annual Report to Stockholders includes, without exhibits, the Annual Report on Form 10-K as filed with the Securities and Exchange Commission. Exhibits to the Annual Report on Form 10-K may be obtained from UnionFed upon payment of UnionFed's reasonable expenses to furnish such exhibits. To obtain any such exhibits, contact Ronald M. Griffith, Corporate Secretary, UnionFed Financial Corporation, 1055 West Seventh Street, Suite 100, Los Angeles, California 90017.

          You are urged to vote, sign, date, and return the accompanying proxy card in the enclosed postage paid envelope at your earliest convenience, whether or not you currently plan to attend the Annual Meeting in person.

                                        By Order of the Board of Directors



                                        /s/  Ronald M. Griffith


                                        Ronald M. Griffith
                                        Corporate Secretary

October 19, 1995

REVOCABLE PROXY
                         UNIONFED FINANCIAL CORPORATION

    The undersigned hereby appoints David S. Engelman and Ronald M. Griffith, or either of them, each with full power of substitution, as the lawful proxies of the undersigned and hereby authorizes such persons to represent and to vote as designated below all shares of the common stock of UnionFed Financial Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the 1995 Annual Meeting of Stockholders of the Company to be held on November 15, 1995 and at any adjournments or postponements thereof (the "1995 Annual Meeting").

1.         ELECTION OF DIRECTORS            / / FOR all nominees listed below (EXCEPT AS      / / WITHHOLD AUTHORITY TO VOTE
                                              INDICATED TO THE CONTRARY BELOW)                    FOR ALL NOMINEES
                                                                                                LISTED BELOW

                        Thomas P. Kemp, David J. Primuth

   INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                 THAT NOMINEE'S NAME HERE:

--------------------------------------------------------------------------------

2. To approve the amendment of the Company's Certificate of Incorporation to reduce the required number of directors.

              / /  FOR          / /  AGAINST          / /  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 1995 Annual Meeting or any adjournments or postponements thereof.

              / /  FOR          / /  AGAINST          / /  ABSTAIN

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS. IMPORTANT -- PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY.
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                           (CONTINUED ON OTHER SIDE)

            THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES AND FOR EACH OF THE PROPOSALS.

            The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement for the 1995 Annual Meeting.

            When signed as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

            Whether or not you plan to attend the 1995 Annual Meeting, you are urged to execute, date and return this proxy, which may be revoked at any time prior to its use.

                                                  Dated: ________________ , 1995

                                                  ------------------------------
                                                    (Signature of Stockholder)

                                                  ------------------------------
                                                     (Signature of Additional
                                                         Stockholder(s))

                                                  Please  sign your name exactly
                                                  as it appears hereon, date and
                                                  return this proxy in the reply
                                                  envelope  provided.   If   you
                                                  receive  more  than  one proxy
                                                  card, please  sign,  date  and
                                                  return all cards received.